[HARDING, LOEVNER LOGO]

                         H A R D I N G . L O E V N E R


                   HARDING, LOEVNER FUNDS, INC. (THE "FUND")
    PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2001
                    SUPPLEMENT DATED AS OF OCTOBER 1, 2001


Effective October 1, 2001, Quasar Distributors, LLC ("Quasar") replaced First Fund Distributors, Inc. ("First Fund") as the Fund's distributor. The terms of the Distribution Agreement dated October 1, 2001 among the Fund, Investors Bank & Trust Company ("Investors Bank") and Quasar are identical to the terms of the Distribution Agreement dated January 1, 2000 among the Fund, Investors Bank and First Fund. All references to First Fund should now be read as Quasar.